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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported) March 20, 2000


                              THE IXATA GROUP, INC.
             (Exact name of registrant as specified in its charter)

Delaware                               33-83526                  95-4453386
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(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)

8080 Dagget Street, Suite 220, San Diego, California                 92111
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(Address of principal executive offices)                           (Zip Code)

                                  619-677-5580
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              (Registrant's telephone number, including area code)

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

PREVIOUS INDEPENDENT ACCOUNTANTS.

On March 20, 2000, The IXATA Group, Inc. (the "Company") and Conte Co., C.P.A.,
Inc. ("Conte Co.") of Cleveland, Ohio mutually agreed that Conte Co. would no longer serve as the Company's independent accountant.

In 1999 the Company discontinued its prepaid cellular business and acquired
IXATA, Inc. IXATA is principally engaged in providing global Internet based business-to-business e-commerce services for the corporate travel and hospitality market and is headquartered in San Diego, California. Following the acquisition, the Board of Directors of the Company concluded that it would be more efficient to retain Nation Smith Hermes Diamond, APC ("Nation Smith"),
IXATA's independent accountant, as the Company's independent accountant. Because of Nation Smith's familiarity with IXATA and proximity to San Diego, the Board decided to retain Nation Smith as the Company's independent accountant.

The reports of Conte Co. on the Company's financial statements for the years ended December 31, 1998 and 1997 each were modified to reflect the uncertainty of the Company's ability to continue as a going concern, which management believes was appropriate. Otherwise, the reports did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. During the Company's two most recent fiscal years and through March 20, 2000, there have been no disagreements with Conte Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, that, if not resolved to the satisfaction of Conte Co., would have caused
Conte Co. to make reference to the disagreement in its audit report. During the two most recent fiscal years and through March 20, 2000, Conte Co. has not advised the Company of the existence of any reportable event listed in Regulation S-B Item 304(a)(1)(iv).

The Company has requested that Conte Co. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Conte Co.
agrees with the statements contained in this current report, as required by Regulation S-B Item 304. A copy of Conte Co.'s letter to the SEC is attached.

NEW INDEPENDENT ACCOUNTANTS.

The Company engaged Nation Smith as its new independent accountant effective
March 20, 2000. During the two most recent fiscal years and through March 20, 2000, the Company has not consulted with Nation Smith on items that were or should have been subject to Statement of Auditing Standard No. 50 or that concerned the subject matter of a disagreement or reportable event with the former accountants as described in Regulation S-B Item 304(a)(2).

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       EXHIBITS

16.1 Letter dated April 20, 2000 from Conte Co., C.P.A., Inc., the Company's former accountant, to the Securities and Exchange Commission.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE IXATA GROUP, INC.

Dated:  April 21, 2000                /s/ Andrew H. Kent
                                      -----------------------------------------
                                      By Andrew H. Kent, Chief Financial Officer





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                                  EXHIBIT INDEX

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

Exhibit No.          Description
-----------          -----------
16.1                 Letter dated April 20, 2000 from Conte Co., C.P.A., Inc.,
                     the Company's former accountant, to the Securities and
                     Exchange Commission.



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